UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2013

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

181 W. Huntington Drive, Suite 202
Monrovia, CA	91016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 357-9983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

☐            Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Effective December 1, 2013, AeroVironment  renewed and modified the leases for its 900 Enchanted Way, 994 Flower Glen Street and 996 Flower Glen Street, Simi Valley, California 93005 facilities. Summary information concerning the modification and extension of these leases is set forth below.

900 Enchanted Way Lease Modification

On December 18, 2013, AeroVironment entered into a First Amendment to its June 3, 2008 lease with Hillside III, LLC, for the 900 Enchanted Way, Simi Valley, California 93005 property, that extended the lease term until November 30, 2020 at the monthly base rent indicated in the table below:

Period	Base Monthly Rent
December 1, 2013 – November 30, 2015	$56, 321
December 1, 2015 – November 30, 2017	$58,856
December 1, 2017 – November 30, 2019	$61,505
December 1, 2019 – November 30, 2020	$64,272

994 Flower Glen Street Lease Modification

On December 18, 2013, AeroVironment entered into a First Amendment to its April 21, 2008 lease with Hillside II, LLC, for the 994 Enchanted Way, Simi Valley, California 93005 property, that extended the lease term until November 30, 2021 at the monthly base rent indicated in the table below:

Period	Base Monthly Rent
December 1, 2013 – November 30, 2015	$29,368
December 1, 2015 – November 30, 2017	$30,690
December 1, 2017 – November 30, 2019	$32,071
December 1, 2019 – November 30, 2021	$33,514

996 Flower Glen Street Lease Modification

On December 18, 2013, AeroVironment entered into a lease agreement and Addendum with Hillside II, LLC, for the 996 Flower Glen Street, Simi Valley, California 93005 property, that has a lease term ending November 30, 2021 at the monthly base rent indicated in the table below:

Period	Base Monthly Rent
December 1, 2013 – November 30, 2015	$27,525
December 1, 2015 – November 30, 2017	$28,764
December 1, 2017 – November 30, 2019	$30,058
December 1, 2019 – November 30, 2021	$31,411

Common Terms

AeroVironment received certain rent concessions and other benefits in connection with entering into these lease modifications. In addition, AeroVironment has an option to extend each of the lease terms for 900 Enchanted Way, 994 Flower Glen Street and 996 Flower Glen Street lease for an additional 60-month period at the end of each lease term.

The foregoing description of the lease modifications does not purport to be complete and is qualified in its entirety by reference to the complete text of such documents, which will be filed as an exhibit to AeroVironment, Inc.’s Quarterly Report on Form 10-Q for the quarter ending January 26, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date: December 23, 2013	By:	/s/ Douglas E. Scott
Douglas E. Scott
Senior Vice President and General Counsel